UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Directors

On February 23, 2022, Kristina M. Leslie and Marshall V. Laitsch, notified CVB Financial Corp. (the “Company”) and its wholly-owned subsidiary, Citizens Business Bank (the “Bank”), that they will be retiring as members of the Company’s and the Bank’s respective Boards of Directors, and accordingly, will not stand for reelection at the Company’s annual shareholder meeting scheduled to take place on May 18, 2022, when their current terms as directors will expire. In the event the Company identifies a director to replace Ms. Leslie or Mr. Laitsch prior to the Company’s 2022 annual meeting, either Ms. Leslie or Mr. Laitsch may retire effective on the date of such appointment and prior to the 2022 annual meeting

Ms. Leslie’s and Mr. Laitsch’s individual decisions to retire and not to stand for reelection are not the result of any disagreements with the Company’s operations, policies or practices.

Ms. Leslie was appointed to the Boards in 2015 and is presently serving as Chair of the Company’s Audit Committee, as a member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee, and as a member of the Bank’s Risk Management Committee.

Mr. Laitsch was appointed to the Boards in 2018 in connection with the Bank’s acquisition of Community Bank, where he had previously served as Chairman of the Board. He presently serves on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as Chair of the Bank’s Credit Committee, and as a member of the Bank’s Balance Sheet Management Committee, Risk Management Committee and Trust Services Committee.

The press release announcing the foregoing retirements is attached as Exhibit No. 99.1 to this Form 8 K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 24, 2022, announcing the retirements of Kristina M. Leslie and Marshall V. Laitsch as directors of the Company and the Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: February 25, 2022	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

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